Acquisitions	12 Months Ended
Sep. 30, 2023
Disclosure of detailed information about business combination [abstract]
Acquisitions [Text Block]

4. Acquisitions

a) Police Ordnance

On December 15, 2021, we acquired 2720178 Ontario Inc., an Ontario (Canada) corporation, which owns all of the issued and outstanding shares of Police Ordnance Company Inc., an Ontario (Canada) corporation (together, "Police Ordnance"), herein referred as the "Police Ordnance Acquisition". Located in Bowmanville, Ontario, with ancillary operations in Florida, Police Ordnance owns all intellectual properties to the ARWENTM product line of launchers, and a proprietary line of 37 mm cartridges designed for riot control and tactical teams. Police Ordnance has law enforcement customers across Canada, the United States, and abroad. The Police Ordnance Acquisition provides us with a strategic opportunity to leverage its law enforcement customer base to accelerate growth within its specialty ordnance business.

We accounted for the acquisition of Police Ordinance pursuant to IFRS 3, Business Combinations.

Consideration Transferred:

The purchase consideration comprised of the following:

	Number	Fair Value
Common shares	3,965	$377,503
Warrants	200,000	$132,000
Contingent shares	875	$83,319
Total fair value purchase consideration		$592,822

The warrants are exercisable at $1.72 each and will expire on December 15, 2024. As a result of the Reverse Split (see Note 1(b)), each warrant converts into 0.01428571 common share or 70 warrants to receive one common share of KWE.

We issued the 875 contingent common shares to the sellers in April 2022 following the fulfillment of the financial milestone as defined in the share purchase agreement.

We have estimated the fair value as follows:

  Common shares: based on KWESST's closing stock price on December 15, 2021.
  Warrants: based on using the Black Scholes option model with the following key inputs: a) exercise price of $1.72, 1/70 of the underlying stock price of $1.36, risk free rate of 1.04%, expected life of three years, and expected volatility of 84.7%.
  Contingent shares: based on KWESST's closing stock price on December 15, 2021, and high probability of achieving the financial milestone as defined in the share purchase agreement.

The net cash inflow as at the closing of the acquisition was as follows:

Cash assumed on acquisition	$162,547
less: consideration paid in cash	-
Net cash inflow on acquisition	$162,547

Net Assets Acquired:

The purchase consideration was allocated to Police Ordnance's net assets as follows:

Total purchase consideration at fair value	$592,822

Police Ordnance's net assets:
Cash	162,547
Trade and other receivables	104,432
Inventories	352,685
Intangible assets:
Purchase orders	100,000
Customer relationships	50,000
ARWENTM tradename	44,000
Accounts payable and accrued liabilities	82,963
Corporate tax liability	32,338
Contract liabilities	29,861
Borrowings	26,238
Deferred tax liabilities	49,442
Net assets at fair value	$592,822

As a result of the above purchase price allocation, we have recorded no goodwill for the Police Ordnance Acquisition.

Impact on KWESST's Results of Operations:

The results of operations of Police Ordnance are included in these consolidated statements of net loss and comprehensive loss from December 16, 2021. For the year ended September 30, 2023, Police Ordnance contributed revenue of $375,758 and net loss of $505,733 to our consolidated results.

If the acquisition had occurred on October 1, 2021, management estimates that Police Ordnance would have contributed approximately $846,600 of revenue and approximately $31,000 of net profit to our operating results for the year ended September 30, 2022, respectively. In determining these amounts, we have assumed that the fair value adjustments that arose on the date of the acquisition would have been the same if the acquisition had occurred on October 1, 2021.

We incurred immaterial acquisition-related costs.

b) LEC System

On April 29, 2021, we acquired the Low Energy Cartridge technology from DEFSEC, a proprietary non-lethal cartridge-based firing system (subsequently branded as PARA OPSTM system). This technology acquisition includes all intellectual property rights for the PARA OPSTM system. With this acquisition, we will target the following four market segments that currently use a variety of dated "non-lethal" or "less-lethal" systems:

(i) public order (riots and control of dangerous subjects);

(ii) military and law enforcement training (realistic force-on-force training);

(iii) personal defence (home, car, boat, RV, camping, hiking); and

(iv) high-action gaming.

As DEFSEC is a private company owned by our Executive Chairman, this asset acquisition is a related party transaction. We relied on exemptions from the formal valuation and minority shareholder approval requirements available under Multilateral Instrument 61-101, Protection of Minority Security Holders in Special Transactions. However, we obtained approval from over 51% disinterested shareholders as well as from the TSX-V prior to closing the acquisition.

We accounted for the acquisition of the PARA OPSTM pursuant to IFRS 2, Share-Based Payment.

The purchase consideration consisted of:

  14,286 common shares of KWESST; and
  500,000 warrants to purchase our common shares at $0.70 each per 1/70 of a common share (70 warrants for one common share); 25% vesting on the first anniversary of the closing of the acquisition and 25% per annum thereafter. These warrants will expire on April 29, 2026.

Additionally, we will pay 7% royalty on annual sales of the PARA OPSTM system to DEFSEC, net of taxes and duties, up to a maximum of $10 million, subject to minimum annual royalty payments starting in 2022. At the closing of the acquisition, we made an upfront payment of $150,000 as an advance on future royalty payments.

The minimum annual royalty payments are as follows:

Date	Amount
April 29 2023	$150,000
April 29 2024	$150,000
April 29 2025	$200,000
April 29 2026	$200,000
April 29 2027	$250,000
April 29 2028	$250,000
April 29 2029	$300,000
April 29 2030	$300,000
April 29 2031	$350,000
April 29 2032	$350,000
Total	$2,500,000

The royalty payment obligation of the Purchase Agreement ("Agreement") will expire in 20 years unless terminated earlier under the terms set out in the Agreement. At our sole discretion, we may terminate this Agreement for convenience, including if market conditions for sales of the PARA OPSTM system become unfavorable subject 60 day's prior written notice. Upon termination, we will be fully released and discharged by DEFSEC including the outstanding future royalties and any unvested warrants shall be immediately cancelled. In return, we will return all intellectual property rights relating to the PARA OPSTM system to DEFSEC.

The purchase price was determined as follows:

	Number	Fair Value
Common shares	14,286	$1,290,000
Warrants	500,000	$425,000
Minimum royalty payments		$1,191,219
Total		$2,906,219

Identifiable intangible assets
Technology asset		$2,906,219

We estimated the fair value as follows:

  Common shares: based on KWESST's closing stock price on April 29, 2021.
  Warrants: based on using the Black Scholes option model with the following key inputs:
    a) exercise price of $0.70, 1/70 of the underlying stock price of $1.29;
    b) risk free rate of 0.48%;
    c) expected life of three years; and
    d) expected volatility of 80%.
  Minimum royalty payments: based on the income approach, specifically discounted cash flows, using a discount rate of 13.7% per annum.

During the year ended September 30, 2023, we recorded $170,373 of accretion cost relating to the discounted minimum royalty payments, which is included in net finance costs in the consolidated statements of net loss and comprehensive loss (2022 - $159,451, 2021 - $64,537). As at September 30, 2023, $1,287,170 of accrued royalties liability was outstanding (2022 - $1,265,207, 2021 - $1,105,756).